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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 1999


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                    CAPSTAR RADIO BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                                 33-92732                               13-3034720
     (State or other                      (Commission File Number)                   (I.R.S. Employer
jurisdiction of incorporation)                                                    Identification Number)

  600 CONGRESS AVENUE
       SUITE 1400                                                                          78701
      AUSTIN, TEXAS                                                                     (Zip code)
 (Address of principal
  executive offices)

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         In a press release dated September 16, 1999, a copy of which is filed as Exhibit 99.1 hereto, Capstar Radio, an indirect subsidiary of AMFM Inc., announced the completion of its change of control offer to purchase for cash all of its outstanding 9 1/4% Senior Subordinated Notes due 2007.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1     --        Press release, dated September 16, 1999.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           CAPSTAR RADIO BROADCASTING PARTNERS, INC.
                           (Registrant)



                           By: /s/ WILLIAM S. BANOWSKY
                              --------------------------------------------------
                           Name:    William S. Banowsky, Jr.
                           Title:   Executive Vice President and General Counsel


Date:    September 16, 1999





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                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER                        EXHIBIT TITLE
    -------                       -------------
      99.1     --    Press release, dated September 16, 1999.

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